UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 22, 2002

                                    PSC INC.
               (Exact name of Company as specified in its charter)

         New York                   0-9919                   16-0969362
-------------------------    ---------------------    -------------------------

     (State or other
     jurisdiction of                                       (I.R.S. Employer
      incorporation)         (Commission File No.)       Identification No.)

            111 S.W. Fifth Avenue, Suite 4100, Portland, Oregon 97204
                    (Address of Principal Executive Offices)

                                 (503) 553-3920
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

On November 22, 2002, PSC INC. (the "Company"), filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. No trustee, receiver or fiscal agent has been appointed and the Company and remains debtors-in-possession. The Company has filed a pre-negotiated plan of reorganization (the "Plan") and awaits an order confirming the Plan to be entered by the Court. A the press release, dated November 22, 2002, issued by the Company to announce this event is attached as
Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1     Press release dated November 22, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.


                                PSC Inc.



DATE:  December 6, 2002         By: /s/ Edward J. Borey
                                ------------------------------------
                                Edward J. Borey
                                President, Chief Executive Officer and Director


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                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION

99.1              Press release dated November 22, 2002.